UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2025

Aethlon Medical, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37487	13-3632859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 Sorrento Valley Road, Suite 203 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 941-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

PIPE Offering

On December 5, 2025, Aethlon Medical, Inc. (the “Company”) and an institutional investor (the “Purchaser”) entered into a securities purchase agreement (the “Securities Purchase Agreement”), pursuant to which the Company agreed to issue to the Purchaser, in a private placement (the “PIPE Offering”), (i) 596,452 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”) (or pre-funded warrants in lieu thereof) and (ii) 1,043,791 warrants to purchase shares of Common Stock at an exercise price of $4.03 per share (the “Common Warrants”). The\ purchase price for each Share and the accompanying Common Warrant in the PIPE Offering is $4.03 per share. The PIPE Offering is expected to close on December 8, 2025 subject to customary conditions to closing.

The Common Warrants will be exercisable commencing on the effective date of stockholder approval for the issuance of the shares of Common Stock issuable upon exercise of the Common Warrants (the “Shareholder Approval Date”) and will expire on the five and one half year anniversary of the Shareholder Approval Date. If, at the time of exercise a registration statement registering the issuance of the shares of Common Stock underlying the Common Warrants under the Securities Act of 1933, as amended (the “Securities Act”), is not effective or available, the holder may, in its sole discretion, elect to exercise the Common Warrants through a cashless exercise, in which the holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the Common Warrants.

The Securities Purchase Agreement provides that, subject to certain exceptions, until 30 days after the later of the Shareholder Approval Date and the effectiveness of the registration statement, neither the Company nor any of its subsidiaries will issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents. The Securities Purchase Agreement further provides, subject to certain exceptions, until six months after the later of the Shareholder Approval Date and the effectiveness of the registration statement, neither the Company nor any of its subsidiaries will enter into a variable rate transaction (as defined in the Securities Purchase Agreement).

The Shares, Pre-Funded Warrants and Common Warrants will be issued in a private placement and will not be registered under the Securities Act and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and/or Rule 506(b) promulgated thereunder.

In connection with the entry into the Securities Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchaser pursuant to which the Company has agreed to file a registration statement to register the resale of the Shares and the shares of Common Stock issuable upon exercise of the Common Warrants no later than thirty (30) calendar days following the date of the Securities Purchase Agreement and to use best efforts to cause such registration statement to become effective as promptly as possible after the filing thereof, and to maintain such effectiveness until no Purchaser owns any Shares or Warrants. The Registration Rights Agreement contains customary representations, warranties and agreements by the Company and customary penalties for failure to timely have the registration statement timely filed or declared effective.

The foregoing descriptions of the Securities Purchase Agreement, Common Warrant, Pre-Funded Warrant and Registration Rights Agreement, do not purport to be complete and are qualified in their entirety by reference to the full text of agreements, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1, 4.1, 4.2, and 10.2 respectively.

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Warrant Inducement Agreement

On December 5, 2025, the Company entered into a warrant inducement agreement (the “Warrant Inducement Agreement”) with a certain accredited and institutional holder (the “Holder”) of the Company’s outstanding Common Stock Purchase Warrants issued on March 16, 2025 and September 4,2025 (the “Existing Warrants”). Pursuant to the Warrant Inducement Agreement, the Holder, upon exercise, will receive a new unregistered Common Stock Purchase Warrant (“New Warrants”) pursuant to Section 4(a)(2) of the Securities Act to purchase up to a number of shares equal to 175% of the number of Warrant Shares issued pursuant to the exercise of Existing Warrants pursuant to this Agreement (the “New Warrant Shares”), which New Warrants shall have an exercise price per share equal to $4.03, subject to adjustment as provided in the New Warrants, will be exercisable upon shareholder approval, and will have a term of exercise of five and one-half (5.5) years from the date of shareholder approval and (ii) a reduction of the exercise price of the Existing Warrants to $4.03 per share, representing the closing price on December 4, 2025, but only with respect to a cash exercise under the Existing Warrants (as reduced from the current respective exercise price per share as set forth in the Existing Warrants).

The closing is expected to take place on December 8, 2025, subject to customary closing conditions. Gross proceeds to the Company from the PIPE and the Warrant Inducement is estimated to be approximately $3.3 million, the placement agent’s fees and other estimated offering expenses, as further described below. The Company intends to use the net proceeds from the offering for working capital and general corporate purposes.

The Company agreed to file a resale registration statement registering the shares underlying the New Warrants (“Resale Registration Statement”) within ninety (90) days of the date of the Agreement and to use commercially reasonable best efforts to cause the Resale Registration Statement to be effective on or prior to the 120th calendar day after the date of the Agreement.

Subject to the terms of the Agreement, the Company will be required to pay certain liquidated damages if the shares underlying the New Warrants are not filed within the ninety (90) period, as more fully described in the Agreement.

The Company further agreed that until thirty (30) days after the closing date of the warrant exercise, it will not (other than in connection with limited enumerated exceptions) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of common stock or common stock equivalents or file any registration statement or any amendment or supplement.

The foregoing descriptions of the Warrant Inducement Agreement and the New Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the Warrant Inducement Agreement and the New Warrants copies of which are attached to this Current Report on Form 8-K as Exhibits 10.3, 4.1, respectively.

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Terms of New Warrants

Stockholder Approval.

The New Warrants will be exercisable commencing on the effective date of stockholder approval for the issuance of the shares of Common Stock issuable upon exercise of the New Warrants (the “Shareholder Approval Date”) and will expire on the five and one half year anniversary of the Shareholder Approval Date. If, at the time of exercise a registration statement registering the issuance of the shares of Common Stock underlying the New Warrants under the Securities Act of 1933, as amended (the “Securities Act”), is not effective or available, the holder may, in its sole discretion, elect to exercise the New Warrants through a cashless exercise, in which the holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the New Warrants.

Duration and Exercise Price.

Each New Warrant has an initial exercise price equal to $4.03 per share, subject to adjustment, will be exercisable at any time on or after the Shareholder Approval Date, and will expire five and one half (5.5) years from the date of issuance. The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our shares of common stock and the exercise price.

Exercisability.

The New Warrants will be exercisable, at the option of the Holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of common stock purchased upon such exercise (except in the case of a cashless exercise, as discussed below). Holder (together with its affiliates) may not exercise any portion of the New Warrants to the extent that the Holder would own more than 4.99% (or, at the election of the Holder, 9.99%) of the outstanding shares of common stock immediately after exercise. If Shareholder Approval is not obtained at the first such meeting held pursuant to this paragraph, the Company shall include the such proposal in the following two (2) annual meetings of stockholders thereafter.

Cashless Exercise.

If at the time Holder exercises its New Warrants, a registration statement registering the issuance of the shares of common stock underlying the New Warrants under the Securities Act is not then effective or the prospectus contained therein is not available for the resale of the Warrant Shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the Holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the New Warrants.

Transferability.

Subject to applicable laws, a New Warrant may be transferred at the option of the Holder upon surrender of the New Warrant to us together with the appropriate instruments of transfer.

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Exchange Listing.

There is no trading market available for the New Warrants on any securities exchange or nationally recognized trading system. We do not intend to list the New Warrants on any securities exchange or nationally recognized trading system.

Right as a Stockholder.

Except as otherwise provided in the New Warrants or by virtue of such Holder’s ownership of our shares of common stock, the Holders of the New Warrants do not have the rights or privileges of Holders of our shares of common stock, including any voting rights, until the Holder exercises their New Warrants.

Fundamental Transaction.

In the event of a fundamental transaction, as described in the New Warrants and generally including any reorganization, recapitalization or reclassification of our shares of common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding shares of common stock, or any person or group becoming the beneficial owner of more than 50% of the voting power represented by our outstanding shares of common stock, the Holders of the New Warrants will be entitled to receive upon exercise of the New Warrants the kind and amount of securities, cash or other property that the Holders would have received had they exercised the New Warrants immediately prior to such fundamental transaction.

In connection with the PIPE Offering and the Warrant Inducement, on December 5, 2025, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC (the “Placement Agent”), pursuant to which the Company engaged the Placement Agent as the exclusive placement agent for the Company. The Company will pay the Placement Agent i) a cash fee equal to 6.5% of the gross proceeds from the sale of the Securities raised in the PIPE Offering, ii) a cash fee equal to 6.5% of the gross proceeds from the exchange of warrants pursuant to the Warrant Inducement Agreement, iii) will reimburse the Placement Agent for certain of its expenses in an aggregate amount up to $50,000, and iv) will issue to the Placement Agent a common stock purchase warrant to purchase a number of shares of Common Stock equal to four percent of the total number of Shares and Pre-Funded Warrants sold in the Offering (the “Placement Agent’s Warrant”). The Placement Agency Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act, other obligations of the parties, and termination provisions.

Item 3.03. Material Modifications to Rights of Security Holders.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 in its entirety.

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Item 7.01. Regulation FD Disclosure.

On December 5, 2025, the Company issued a press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated by reference.

The disclosure in this Item 7.01 (including the exhibit) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Placement Agency Agreement between the Company and Maxim Group LLC
4.1	Form of Common Warrant
4.2	Form of Pre-Funded Warrant
4.3	Form of Placement Agent Warrant
10.1	Form of Securities Purchase Agreement between the Company and the purchaser signatory thereto
10.2	Form of Registration Rights Agreement
10.3	Form of Warrant Inducement Agreement
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2025	Aethlon Medical, Inc.

	By:	/s/ James B. Frakes
	Name:	James B. Frakes Chief Executive Officer and Chief Financial Officer

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